UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2016 (September 26, 2016)

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3807 West Chester Pike

Newtown Square, PA 19073

(Address of principal executive office) (Zip Code)

(866) 248-4344

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2016, Sunoco Logistics Partners L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., as sole underwriter (the “Underwriter”).

The Underwriting Agreement provides for the issuance and sale by the Partnership of 21,000,000 common units representing limited partner interests in the Partnership (“Common Units”) in an underwritten public offering (the “Offering”) at a price to the public of $27.00 per Common Unit. The Partnership has also granted the Underwriter a 30-day option to purchase up to 3,150,000 additional Common Units. The Partnership intends to use the net proceeds from the Offering to fund a portion of the purchase price for the acquisition of an integrated crude oil business in West Texas from Vitol Inc. (the “Acquisition”) that the Partnership previously announced in its Current Report on Form 8-K filed on September 26, 2016. The Offering is not conditioned on the consummation of the Acquisition. If the Acquisition is not consummated, the Partnership intends to use the net proceeds from the Offering for general partnership purposes. The Common Units to be issued pursuant to the Underwriting Agreement were registered under the Securities Act of 1933, as amended, pursuant to an effective shelf registration statement on Form S-3 (File No. 333-206301).

An affiliate of the Underwriter is a lender under the Partnership’s $2.5 billion revolving credit facility and, accordingly, may receive a portion of the net proceeds of the Offering pursuant to any repayment by the Partnership of borrowings under such facility.

The closing of the Offering is expected to occur on September 30, 2016. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 26, 2016, by and between Sunoco Logistics Partners L.P. and Barclays Capital Inc.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibits 5.1 and Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, its General Partner

By:	/s/ Peter J. Gvazdauskas
Name:	Peter J. Gvazdauskas
Title:	Chief Financial Officer and Treasurer

Date: September 30, 2016

Newtown Square, PA

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 26, 2016, by and between Sunoco Logistics Partners L.P. and Barclays Capital Inc.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibits 5.1 and Exhibit 8.1 hereto).

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